SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C. 20549


                           _____________________



                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934




Date of Report                                   August 26, 1996
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                    (Date of earliest event reported)




                 New York State Electric & Gas Corporation
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          (Exact name of registrant as specified in its charter)



   New York                 1-3103-2              15-0398550
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other           (Commission           (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)



  P.O. Box 3287, Ithaca, NY                        14852-3287
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of principal executive offices)              (Zip Code)



                                                   607-347-4131
Registrant's telephone number, including area code . . . . . .



                                    NA
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 (Former name or former address, if changed since last report)

Item 5.  Other Events

Rate Matter (See Form 10-Q for quarter ended June 30, 1996, Item
2(a) - Liquidity and Capital Resources, Rate Matters)

     On August 27, 1996, New York State Electric & Gas Corporation (company) issued the following news release regarding the rate design for years two and three of the company's three-year electric rate settlement agreement, which was approved by the Public Service Commission of the State of New York on August 1, 1995.

          NYSEG TO FILE PETITION FOR REHEARING ON
          ELECTRIC RATE MATTER

          FOR IMMEDIATE RELEASE

               New York State Electric & Gas
          Corporation (NYSEG) will challenge
          yesterday's New York State Public Service
          Commission (PSC) order which put on hold, through December 30, 1996, plans for NYSEG to increase electric rates this year and again next year.

               "It is difficult to understand the
          reasons for the PSC delaying a rate increase it approved only a year ago," said Jack H.
          Roskoz, NYSEG's executive vice president.
          "Plans for implementing the increase have undergone extensive review since January, and a final plan was issued for PSC action three months ago. We fully expect the PSC to honor commitments it made under the existing agreement and to approve the second- and third-year increases. We will file a petition for rehearing on this matter and take whatever additional action may be necessary to ensure the terms of the agreement are upheld."

               Under the terms of the agreement
          approved last year, NYSEG was to have
          received a $45.3 million, or 2.8%, electric rate increase on August 1, 1996, and a $45.5 million, or 2.7%, electric rate increase on August 1, 1997. NYSEG received a $45.1 million, or 2.9%, electric rate increase on August 1, 1995.

     The rate increases for years two and
          three of the agreement are primarily to
          cover:

            -  Increases in the cost of mandated
               purchases of power from nonutility
               generators.

            -  Increases in taxes.

            -  Past expenditures, made on behalf of
               customers, that were not collected in
               order to lessen previous rate increases.

               The proposed rate design for years two
          and three of the electric rate agreement includes a price freeze for about 1,600 industrial and high load factor commercial and public authority customers; an average increase of 2.8% for most other nonresidential customers; and an average increase of 3.7% for residential customers, mostly collected through an increase in the basic monthly service charge.

               The industrial price freeze, which is
          intended to stimulate job growth in New York, would cost residential customers about 50 cents a month.

                                SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        NEW YORK STATE ELECTRIC & GAS CORPORATION
                                        (Registrant)


                        By           Sherwood J. Rafferty
                                     Sherwood J. Rafferty
                                  Senior Vice President and
                                   Chief Financial Officer


Date:  August 27, 1996